Exhibit 10.1

Dated May 17, 2021
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Performance Undertaking Provider

NINETEENTH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1	Definitions and interpretation......................................................................	1
2	Amendment of the Receivables Transfer Agreement.................................	2
3	Representations...........................................................................................	2
4	Italian Receivables Purchase Agreement....................................................	2
5	Rabobank Assignment and Acceptance......................................................	4
6	Removal of BTMU Purchaser Group..........................................................	4
7	Continuance.................................................................................................	5
8	Further Assurance........................................................................................	5
9	Conditions Precedent...................................................................................	5
10	Notices, etc..................................................................................................	6
11	Execution in counterparts............................................................................	7
12	Governing law; submission to jurisdiction..................................................	7
13	No proceeding; limited recourse.................................................................	7

Exhibits
EXHIBIT A    Fourth Amended and Restated Receivables Transfer Agreement
EXHIBIT B-1    Exhibit D-1 (Form of Bunge Italia First Notice of Assignment)
EXHIBIT B-2    Exhibit D-2 (Form of Novaol First Notice of Assignment)
EXHIBIT C-1    Exhibit E-1 (Form of Bunge Italia Monthly Notice of Assignment)
EXHIBIT C-2    Exhibit E-2 (Form of Novaol Monthly Notice of Assignment)

i

THIS NINETEENTH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated May 17, 2021 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent; and
(7)    BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016, October 11, 2016, May 31, 2017, October 31, 2017, January 12, 2018, February 19, 2019, May 29, 2019, August 27, 2019, May 5, 2020, and April 21, 2021) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2

(Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Amendment Effective Date (as such term is defined in Section 9 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Exhibit A (Fourth Amended and Restated Receivables Transfer Agreement).
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    ITALIAN RECEIVABLES PURCHASE AGREEMENT
4.1    The Parties hereby agree that, with effect from the date of the 2021 Italian RPA (as defined below), unless the context requires otherwise:
(a)    each reference to the “Italian RPA” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Receivables Purchase Agreement dated on or about the date hereof (the “2021 Italian RPA”), among the Italian Originators, the Italian Seller Agent and the Italian Intermediate Transferor;
(b)    each reference to an “Italian Account Security Agreement” in any Transaction Document to which they are party shall be deemed to be a reference to each of:
(i)    the deed of pledge over the Italian Collection Account held with Unicredit SpA dated June 1, 2011, among Bunge Italia S.p.A., a joint stock company organized under the laws of the Republic of Italy (“Bunge Italia”), the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgement and extension dated June 3, 2013, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about June 3, 2015, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 31, 2017, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 29, 2019, and as to be further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about the date hereof (the “2021 Bunge Italia Deed of Acknowledgment and Extension”), among, inter alios, Bunge Italia, the Seller and the Administrative Agent;
(ii)    the deed of pledge over the Italian Collection Account held with the Citibank N.A., Milan branch dated on or about June 3, 2015, among Bunge Italia, the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 31, 2017, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 29, 2019, and as to be further acknowledged and extended pursuant to the 2021 Bunge Italia Deed of Acknowledgment and Extension; and
(iii)    the deed of pledge over the Italian Collection Account held with Citibank N.A., Milan branch dated on or about June 29, 2017, among Novaol S.r.L., a limited liability company organized under the laws of the Republic of Italy (“Novaol”), the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgement and extension dated May 29, 2019, and as to be further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about the date hereof (the “2021 Novaol Deed of Acknowledgment and Extension” and together with the 2021 Italian RPA and the 2021 Bunge Italia Deed of Acknowledgment and Extension, the “New Italian Finance Documents”), among, inter alios, Novaol, Bunge Italia, the Seller, the Italian Intermediate Transferor and the Administrative Agent;
(c)    any reference in any Transaction Document to Exhibit D to the Servicing Agreement shall be deemed to be a reference to Exhibit B-1 or Exhibit B-2, as applicable, to this Amendment (and not, for the avoidance of doubt, to Exhibit D-1 and Exhibit D-2 to the Fifteenth Amendment to the Receivables Transfer Agreement dated May 29, 2019);
(d)    any reference in any Transaction Document to Exhibit E to the Servicing Agreement shall be deemed to be a reference to Exhibit C-1 or Exhibit C-2, as applicable, to this Amendment (and not, for the avoidance of doubt, to Exhibit E-1 and Exhibit E-2 to the Fifteenth Amendment to the Receivables Transfer Agreement dated May 29, 2019); and
(e)    the reference to Bunge Italia S.p.A. in Section 2.5(p) of the Servicing Agreement shall be deemed to be a reference to “Bunge Italia S.p.A. or Novaol, S.r.l., as applicable.”

It being understood and agreed among the Parties that the foregoing does not (i) affect or jeopardize in any way the effectiveness of the provisions and obligations set forth in the relevant Transaction Documents (including the original Italian law documents) with respect to the Italian RPA, the Italian Account Security Agreements, the deed of acknowledgement and extension dated June 3, 2013, the deed of acknowledgement and extension dated June 3, 2015, the deed of acknowledgment and extension dated May 31, 2017, or the deed of acknowledgment and extension dated May 29, 2019, which have not been expressly amended and/or replaced by the New Italian Finance Documents, or (ii) in any event prevent any Party from exercising and/or protecting its rights arising from the original Transaction Documents (including the Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreements in accordance with the provisions set forth thereunder.
4.2    In addition, the Parties hereby consent to the 2021 Italian RPA.
5.    RABOBANK ASSIGNMENT AND ACCEPTANCE
The Parties hereby acknowledge that Rabobank has assigned its rights to certain Investments owned by Rabobank to Nieuw Amsterdam Receivables Corporation B.V. (“Nieuw Amsterdam”), as a Conduit Purchaser, pursuant to the terms of the Assignment and Acceptance, dated on or about the date hereof (the “Nieuw Amsterdam Assignment and Acceptance”), between Rabobank, as assignor, and Nieuw Amsterdam, as assignee. Commencing on the date of the Nieuw Amsterdam Assignment and Acceptance, Clause 7 (Rabobank Assignment and Acceptance) of the Fourteenth Amendment to Receivables Transfer Agreement, dated as of February 19, 2019, among the Seller, the Master Servicer, the Conduit Purchasers party thereto, the Committed Purchasers party thereto, the Purchaser Agents party thereto, the Administrative Agent, the Performance Undertaking Provider, the Originators party thereto and the Intermediate Transferors party thereto shall no longer apply and, for the avoidance of doubt:
(a)    Nieuw Amsterdam shall have rights to make Investments under the Receivables Transfer Agreement;
(b)    Nieuw Amsterdam shall have rights under Section 2.2(b) (Conduit Purchaser Acceptance or Rejection) and Section 2.2(c) (Committed Purchaser’s Commitment) of the Receivables Transfer Agreement;
(c)    Rabobank, as Purchaser Agent, has obligations under Section 2.2(b) (Conduit Purchaser Acceptance or Rejection) of the Receivables Transfer Agreement; and
(d)    the words “If a Conduit Purchaser rejects an Investment Request,” and “that would otherwise be made by such Conduit Purchaser” in Section 2.2(c) (Committed Purchaser’s Commitment) of the Receivables Transfer Agreement shall apply with respect to Rabobank as Committed Purchaser.

6.    REMOVAL OF BTMU PURCHASER GROUP
As of the Amendment Effective Date, (i) MUFG Bank, Ltd. (“MUFG”) shall no longer be a party as a Purchaser Agent or Committed Purchaser to the Transaction Documents; and (ii) Albion Capital Corporation S.A. (“Albion”) shall no longer be a party as a Conduit Purchaser to the Transaction Documents.   As a condition precedent to the Amendment Effective Date, the Seller shall pay Albion, as Conduit Purchaser, the amounts determined by the Administrative Agent after application of Section 2.6 of the Receivables Transfer Agreement (in relation to the last Calculation Period ended before such Amendment Effective Date), as the Invested Amounts (in each applicable currency) on the Settlement Date falling on such Amendment Effective Date associated with Albion’s Investments made until such Amendment Effective Date, plus the Yield accrued and payable to Albion and all other Transaction Party Obligations payable to MUFG, as Purchaser Agent and Committed Purchaser, and Albion, as Conduit Purchaser.   The Seller shall fund such repayment by requesting and receiving a Subordinated Loan in the amounts (and in the currencies) of such repayment.   On the Amendment Effective Date, the Seller shall make an Investment Request to Credit Agricole Corporate & Investment Bank, as a Committed Purchaser (“CACIB”), in the amounts (and in the currencies) determined by the Administrative Agent after application of Section 2.6 of the Receivables Transfer Agreement (in relation to the last Calculation Period ended before such Amendment Effective Date), as the Invested Amounts (in each applicable currency) on the Settlement Date falling on such Amendment Effective Date associated with Albion’s Investments made until such Amendment Effective Date, such that after giving effect to such Investments, each Purchaser Group’s Invested Amount is the same percentage of such Purchaser Group’s aggregate Commitments as every other Purchaser Group, and CACIB shall make such Investments (a) in USD and EUR (i) on the Amendment Effective Date if, prior to 9:00 am New York time on the Amendment Effective Date, CACIB receives a confirmation from the Administrative Agent that the Amendment Effective Date has occurred, or (ii) on the next Business Day following its receipt of such confirmation if CACIB receives such confirmation on or after 9:00 am New York time on the Amendment Effective Date, and (b) in CAD and HUF within two (2) Business Days of its receipt of such Investment Request or by such other time as the Master Servicer, the Administrative Agent and CACIB may agree. The Seller confirms that all conditions precedent to such Investments specified in Section 3.2(iii), (iv), (v), (vi), (vii) and (viii) of the Receivables Transfer Agreement are satisfied with respect to such Investments.   The proceeds of such Investments shall be used by the Seller to repay the Subordinated Loan made for the purpose of making the payment to MUFG.
7.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

8.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
9.    CONDITIONS PRECEDENT
This Amendment shall become effective as of the date first written above upon the Administrative Agent’s receipt of the following, duly executed by all parties thereto (the “Amendment Effective Date”):
(a)    this Amendment;
(b)    the Reaffirmation of Performance Undertaking, dated on or about the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(c)    the Administrative Agent Fee Letter, dated on or about the date hereof, among the Seller, the Performance Undertaking Provider and the Administrative Agent;
(d)    the Purchaser Agent Fee Letter, dated on or about the date hereof, among the Seller, the Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents;
(e)    the Nieuw Amsterdam Assignment and Acceptance;
(f)    legal opinion of Gattai, Minoli, Agostinelli & Partners, special Italian counsel for the Italian Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(g)    legal opinion of Loyens & Loeff N.V., special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(h)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Performance Undertaking Provider and the Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to due organization and good standing, due authorization, execution and delivery of this Amendment and the other Transaction Documents, validity and enforceability of this Amendment and the other Transaction Documents, non-contravention of organizational documents, material agreements and law, no consents, creation of security interest and perfection of security interest, and true sale;

(i)    the Redemption and Discharge Agreement, dated on or about the date hereof (the “Redemption and Discharge Agreement”, among the Seller, the Master Servicer, the Performance Undertaking Provider, MUFG, Albion and the Administrative Agent; and
(j)    the receipt by Albion, as Conduit Purchaser, of a SWIFT confirmation that the payment of the amounts due and payable under the Redemption and Discharge Agreement have been initiated.
10.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
11.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
12.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
13.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 13, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By: /s/ Sheila Razab-Sekh
Name: Sheila Razab-Sekh
Title: Proxy Holder A

By: /s/ Folkert Bergsma
Name: Folkert Bergsma
Title: Proxy Holder B

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By: /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director

By: /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

BUNGE LIMITED, as Performance Undertaking Provider

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: SVP and Global Treasurer

By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Corporate Secretary

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By: /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director

By: /s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Proxyholder

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By: /s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Director

By: /s/ Marnix Knol
Name: Marnix Knol
Title: Proxyholder

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized signatory

By: /s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized signatory

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By: /s/ Gianluis Sannipoli
Name: Gianluis Sannipoli
Title: Director

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By: /s/ Lenka Lyons
Name: Lenka Lyons
Title: Director

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

[Signature Page to Nineteenth Amendment to and Restatement of the Receivables Transfer Agreement]

EXHIBIT A

Fourth Amended and Restated Receivables Transfer Agreement

See attached.

EXHIBIT B-1

Exhibit D-1

(Form of Bunge Italia First Notice of Assignment)

EXHIBIT B-2

Exhibit D-2

(Form of Novaol First Notice of Assignment)

EXHIBIT C-1

Exhibit E-1

(Form of Bunge Italia Monthly Notice of Assignment)

EXHIBIT C-2

Exhibit E-2

(Form of Novaol Monthly Notice of Assignment)